Exhibit 10.1

July 1, 2020

Attn: Michael LaGrassa

Associate Vice Chancellor of Administrative Operations & Compliance

UMass Dartmouth

285 Old Westport Road

North Dartmouth, MA 02747

Dear Michael,

Pursuant to Section 2.3 of the lease between UMass Dartmouth and Celldex Therapeutics (“Celldex”), as amended, (the “Lease”), Celldex is hereby providing notice of its exercise of its first two (2) year extension term option thereby extending the Lease for an additional 24-month term through July 31, 2023.

Sincerely,

/s/ Sam Martin
Sam Martin
SVP & CFO
Celldex Therapeutics, Inc.

Agreed and Acknowledged:

/s/ Michael LaGrassa
Michael LaGrassa
Associate Vice Chancellor of Administrative Operations & Compliance
UMass Dartmouth

www.celldex.com

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